Exhibit 99

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Precision Castparts Corp. (the “Company”) for the period ending December 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Donegan, Chief Executive Officer of the Company, certify, based on my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 12, 2003

/s/ Mark Donegan
Mark Donegan
Chief Executive Officer

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Precision Castparts Corp. (the “Company”) for the period ending December 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William D. Larsson, Senior Vice President Finance and Chief Financial Officer of the Company, certify, based on my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 12, 2003

/s/ W.D. Larsson
William D. Larsson
Senior Vice President and Chief Financial Officer